                                                                    Exhibit 24


                               Power of Attorney



         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 11, 1998.


                                                          /s/ P. Roy Vagelos
                                                          P. Roy Vagelos, M.D.

                               Power of Attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 11, 1997.


                                                    /s/ Charles A. Baker
                                                    Charles A. Baker

                               Power of Attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 18, 1997.



                                                       /s/ Michael S. Brown
                                                       Michael S. Brown, M.D.

                               Power of Attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 16, 1997.



                                                /s/ Alfred G. Gilman
                                                Alfred G. Gilman, M.D., Ph.D.

                               Power of Attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 12, 1997.



                                               /s/ Joseph L. Goldstein
                                               Joseph L. Goldstein, M.D.

                               Power of Attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 12, 1997.



                                                   /s/ Fred A. Middleton
                                                   Fred A. Middleton

                               Power of Attorney

         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 11, 1997.


                                                      /s/ Eric M. Shooter
                                                      Eric M. Shooter, Ph.D.

                               Power of Attorney


         KNOW ALL PERSONS BY THESE PRESENTS, that I the undersigned, a director of Regeneron Pharmaceuticals, Inc., a New York corporation, do hereby constitute and appoint Leonard S. Schleifer and Paul Lubetkin, and each of them severally to be my true and lawful attorneys-in-fact and agents each acting alone with full power of substitution and revocation, to sign my name to~ the Regeneron Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 and any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and I hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as full as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have subscribed these presents as of March 11, 1997.



                                                    /s/ George L. Sing
                                                       George L. Sing